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                                                                  Execution Copy

                     SATELLITE SERVICE AGREEMENT FOR AMC-14

       THIS AGREEMENT between SES Americom, Inc., as agent for SES Americom California, Inc. (for the period prior to the In-Service Date) and SES Americom Colorado, Inc. (for the period on and after the In-Service Date), on the one hand, and EchoStar Satellite Corporation ("Customer") and EchoStar Communications Corporation (solely as to the obligation set forth in Section 3.C of this Agreement), on the other hand, is made effective as of August 13, 2003 (the "Effective Date"). All references to "SES Americom" herein shall include SES Americom California, Inc., SES Americom Colorado, Inc., and SES Americom, Inc. as agent for each. Defined terms used in this Agreement have the meanings specified herein.

                           ARTICLE 1. SERVICE PROVIDED

1.A. SCOPE.***

       SES Americom will enter into a contract (the "Construction Contract") with Vendor for the construction of one *** satellite designated as the "AMC-14 Satellite", and will enter into a Launch Service Agreement for the launch of the AMC-14 Satellite. SES Americom will provide to Customer, and Customer will pay the applicable MRC for, and be entitled to utilize solely for the Intended Use, the entire communications capacity (including all spare capacity) on the Satellite in accordance with this Agreement (the "Service"). ***

       The Service will be provided in accordance with the terms and conditions set forth in this Agreement, including Attachments A - D (as listed below), which are hereby incorporated by reference in their entirety (collectively, the "Agreement"). In the event of any conflict or inconsistency between the terms and conditions set forth in the body of this Agreement and the terms and conditions set forth in any Attachment hereto, then terms and conditions set forth in the body of this Agreement shall control.

              Attachment A - Technical Performance Specifications
              Attachment B - ***
              Attachment C - ***
              Attachment D - ***

       Customer may use the Transponders for the transmission of digital services, and for the transmission of analog services, but only to the extent that all services are consistent with the then-current licenses and coordination agreements for the applicable orbital location. SES Americom shall have no obligation to modify existing licenses or coordination agreements or enter into new coordination agreements to allow analog services.

1.B. TERMS RELATED TO CONSTRUCTION CONTRACT, LAUNCH SERVICE AGREEMENT, AND INSURANCE.

1.B(1) SES Americom and Customer shall collaborate in good faith toward reaching agreements on the technical performance criteria for the Service on the AMC-14 Satellite (the "Technical Performance Specifications") and other requirements for, and toward the successful construction, insurance and launch of, the AMC-14 Satellite, *** Upon reaching agreement on the Technical Performance Specifications for the AMC-14 Satellite in accordance with this Subsection 1.B(1), the parties shall mutually agree upon the necessary modifications to (x) Attachment B ***, and (y) ***

       Subject to the parties' respective rights and obligations set forth in the immediately preceding paragraph, the parties will use reasonable commercial efforts to execute the Construction Contract and complete the Technical Performance Specifications in accordance with the steps outlined in this paragraph, with a goal toward executing the Construction Contract and completing the Technical Performance Specifications no later than *** Upon completion, the Technical Performance Specifications shall be attached hereto as Attachment A, and shall be deemed to be incorporated by reference in their entirety. ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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1.B(2) SES Americom agrees to collaborate with and include Customer in all significant decisions related to the Construction Contract, and to obtain Customer's prior approval (which approval may be withheld in Customer's sole and absolute discretion) prior to making any changes to the Technical Performance Specifications, *** Subject to any applicable ITAR restrictions and Vendor's standard security procedure requirements, Customer shall be permitted to participate in and be present at: (a) reviews of each of Vendor's milestone events leading up to launch of the Satellite; (b) Vendor's "Final Integration and Test," "Pre-ship Review" and "Launch and In-Orbit Testing Sessions" (or similar events if described differently in the Construction Contract); and (c) informal Project Manager meetings and informal project level technical review meetings. Participation by Customer as contemplated herein shall include attendance by Customer employees and U.S. citizen representatives at such events and meetings, consultation with Customer on engineering decisions that affect the Satellite's performance (including the ability to meet the applicable Technical Performance Specifications) and the review of relevant reports and test results. When available to SES Americom and upon completion of any necessary ITAR reviews and redactions, if applicable, SES Americom shall distribute all design review documents to Customer. SES Americom shall also instruct Vendor to make available to Customer employees and Customer's U.S. citizen representatives access to all technical documents under the Construction Contract, including without limitation the spacecraft performance specification, subject to any applicable ITAR reviews and redactions. With reasonable prior notice, SES Americom shall allow Customer, in the presence of SES Americom and Vendor, to view program hardware in progress in accordance with Vendor's access policies and procedures. Subject to any confidentiality restrictions set forth in the Construction Contract, SES Americom shall afford Customer and Customer's U.S. citizen representatives access, while accompanied by SES Americom, to all work, including without limitation technical data and information, test data, drawings, documentation, tooling, and manufacturing processes, testing and hardware in progress, being performed at Vendor's facilities pursuant to the Construction Contract at all times during the period of Construction Contract performance, provided that such access does not unreasonably interfere with such work or any other work. SES Americom shall afford Customer and Customer's U.S. citizen representatives access, while accompanied by SES Americom, to work being performed pursuant to the Construction Contract in Vendor's subcontractors' facilities to the extent Vendor obtains such access, subject to the right of Vendor and SES Americom to accompany Customer and Customer's U.S. citizen representatives on any such visit and subject further to the execution by Customer and Customer's U.S. citizen representatives of non-disclosure or similar agreements as may be required by said subcontractors. SES Americom shall use its reasonable commercial efforts to obtain Customer and Customer's U.S. citizen representatives access, while accompanied by SES Americom, to the work being performed pursuant to the Construction Contract in Vendor's subcontractors' facilities. With respect to any access, documents or other information that Vendor or SES Americom is obligated to provide to Customer's U.S. citizen representatives under this Agreement, Customer shall be fully responsible for, and shall indemnify and hold harmless SES Americom for any losses, fines, penalties or liabilities arising from, any violation by Customer or any of Customer's U.S. citizen representatives of any ITAR restrictions in connection with access, documents or information so provided.

1.B(3) In the event that Customer requests a modification of any *** then SES Americom will negotiate in good faith and in accordance with SES Americom's duties and obligations under Subsection 3.A(11) with Vendor to implement such modification. Customer acknowledges that any requested modification of the Satellite would be subject to the change procedures set forth in the Construction Contract and, to the extent such modification results in an increase or decrease in price (including an increase or decrease in Incremental Costs) or a change to the milestone schedule under the Construction Contract, such increase or decrease in price (including an increase or decrease in Incremental Costs) and/or the impact of such change to the milestone schedule shall be passed through to Customer in the manner provided below. Customer further acknowledges that any such modification may also require additional approvals or authorizations from the FCC, which SES Americom shall use its reasonable commercial efforts to obtain. The parties agree that the increase or decrease in the Satellite Investment as a result of such a modification requested by Customer will be reflected in the calculation of the MRC and that the planned In-Service Date will be adjusted to reflect the change to the milestone schedule in the Construction Contract.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.


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The parties agree to negotiate, in advance and in good faith, regarding any other changes to this Agreement, if any, reasonably related to such modifications, prior to implementing any such modifications. *** In the event that, notwithstanding good faith negotiations, the parties are unable to agree to the other changes, if any, to this Agreement reasonably related to such modifications, no modifications to the Satellite will be made.

1.B(4) SES Americom agrees to collaborate with and include Customer in all significant decisions related to the matters surrounding the Launch Service Agreement, although the parties agree that SES Americom will make the final decisions under the Launch Service Agreement (provided such decisions are consistent with SES Americom's obligations under this Agreement and do not adversely impact the rights of Customer under this Agreement). Subject to any applicable ITAR restrictions, Customer employees and Customer's U.S. citizen representatives shall be permitted to participate in reviews of each of the launch service provider's milestone events with respect to launch of the Satellite. Customer and Customer's guests may at Customer's expense attend the launch of the Satellite.

1.B(5) To the extent that a failure by SES Americom to make payments in accordance with the terms of the Construction Contract or the Launch Service Agreement is the direct cause of a delay in the In-Service Date of the Satellite, then in addition to any rights and remedies that Customer may have in this Agreement, SES Americom will pay Customer ***

***

1.C. SERVICE TERM. The term for Service (the "Service Term") on any Satellite *** shall commence on the In-Service Date for that Satellite, and, except as otherwise provided herein, shall expire on the earlier of (1) ten years after such In-Service Date (the "Initial Term"), or (2) the date that Satellite becomes a Failed Satellite. The Service Term on any Satellite *** that is not a Failed Satellite may be extended at Customer's sole option for successive one-year periods (or a portion thereof in the case of the final extension) until the Satellite reaches its End-of-Life (each an "Extended Term"), upon written notice to SES Americom provided at least 180 days prior to the end of the Initial Term and/or the then current Extended Term, and provided that, at the time of each such extension, Customer is in full compliance with all of its obligations under this Agreement.

1.D. SERVICE PRIORITIES. In the event of a Partial Loss, SES Americom shall immediately initiate all commercially and technically reasonable measures, consistent with protecting the Satellite and all services provided thereon, to restore the Service as quickly as possible. Restoration shall be effected by utilizing any available spare equipment on the Satellite to restore the Service and/or the Transponder. If access to spare equipment on the Satellite is required for more than one Transponder as a result of a single event or simultaneous events, Customer will determine the preferred use of the spare equipment, provided that Customer's decision does not adversely impact the Satellite.

1.E. NOTICES. All notices regarding technical or operational matters requiring immediate attention will be given by telephone to the telephone number set forth below for Customer and the telephone number set forth in the User's Guide for SES Americom and shall be followed by written notification. Any notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other party. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.


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         IF TO BE GIVEN TO CUSTOMER:        IF TO BE GIVEN TO SES AMERICOM:
         Attn: ***                          Attn: ***
         Vice President, Space Programs     General Counsel
         and Operations
         EchoStar Satellite Corporation     SES Americom, Inc.
         5701 South Santa Fe Drive          Four Research Way
         Littleton, CO  80120               Princeton, NJ  08540
         Fax #: ***                         Fax #: ***

         cc:  David K. Moskowitz, Esq.
         Senior Vice President &
         General Counsel
         (same address and fax number)

         ***

         ARTICLE 2. PAYMENTS AND OTHER CONSIDERATIONS/ FUTURE SATELLITES

2.A. ***

2.A(1) ***

2.B. MONTHLY RECURRING SERVICE CHARGE. Commencing on the In-Service Date, and for the duration of the Service Term (including any Extended Terms) Customer will pay to SES Americom for the Service a monthly recurring service charge (the "MRC") with respect to the AMC-14 Satellite determined as of the In-Service Date
***

2.C. MRC ADJUSTMENTS/REFUNDS.

2.C(1) In the event of a Partial Loss (but not a Satellite Failure), Customer shall be entitled to a refund of any MRC already paid, and a reduction of the MRC to be paid, in either case applicable to the period of such Partial Loss until either (a) such Partial Loss is restored through the use of spare equipment on the Satellite, or (b) the Service Term ends, in an amount calculated in accordance with the provisions in Attachment B hereto *** In the event of a Satellite Failure for any reason whatsoever, Customer's obligation to pay the MRC due for the period after the Satellite Failure shall automatically terminate as of the date of the Satellite Failure, *** SES Americom will refund to Customer any MRC paid for periods subsequent to the date of a Satellite Failure, including the period between and including the date of the Satellite Failure and the date upon which it is determined that a Satellite Failure has occurred.

***

2.E. BILLING AND PAYMENT. On the In-Service Date, initial invoices for the MRC will be issued for the first two months (or first partial month and subsequent month, as applicable) of Service, and are payable within 15 Business Days after the In-Service Date. Invoices for the MRC will thereafter be issued monthly thirty (30) days in advance of the month in which Service is to be provided and are payable on the first day of such month by wire transfer or Customer check as per the remittance instructions on the respective monthly invoice (or, in the event Customer has not received such invoice, in accordance with SES Americom's most recent remittance instructions). Invoices for partial months will be prorated on the basis of a 30-day month. On payments not received by the due date, SES Americom will assess a late payment charge of the lesser of *** A failure or delay by SES Americom to send an invoice will not relieve Customer either of its obligation to pay on a timely basis for Service or of its obligation to pay late payment charges in the event of late payment.

2.F. TAXES AND OTHER CHARGES. The MRC shall be exclusive of taxes, duties and other fees or charges levied by governmental authorities on the Service or the facilities used to provide the Service to Customer. Customer will pay directly or reimburse SES Americom for all such taxes, duties and other fees or charges. SES Americom represents that, as of the date hereof, it has no actual knowledge of any taxes, duties or


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.


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other fees or charges (1) which would be levied on SES Americom by any governmental authorities, (2) which would apply to the Service at the Orbital Location or the Alternate Orbital Location or the facilities used to provide the Service at the Orbital Location or the Alternate Orbital Location to Customer, provided that the Service is used solely for its Intended Use, and (3) for which SES Americom would seek reimbursement from Customer. Notwithstanding the foregoing, in no event will Customer be liable for any taxes based upon or measured by SES Americom's net income or property or employment taxes of SES Americom or any license or permit fees imposed generally on SES Americom's use of the Orbital Location or the Alternate Orbital Location, SES Americom's operation of the Satellite or the facilities used to provide the Service.

2.G. TERMS APPLICABLE TO THE AMC-14 SATELLITE.

***

              ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS

3.A. SES AMERICOM'S REPRESENTATIONS, WARRANTIES AND COVENANTS. SES Americom hereby represents, warrants and covenants to Customer as follows:

3.A(1) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It is duly licensed or qualified to do business as a foreign corporation in all jurisdictions where the failure to be so qualified would materially adversely affect its ability to perform its obligations hereunder. It has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

3.A(2) The execution, delivery and performance (as provided herein) by SES Americom of this Agreement has been duly authorized by all requisite corporate action and will not violate any applicable provisions of law or any order of any court or any agency of government and will not conflict with or result in a breach under (a) its Articles of Incorporation or By-Laws, or (b) any material agreement to which SES Americom is a party or by which it is bound.

3.A(3) SES Americom has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.

3.A(4) In connection with SES Americom's performance under this Agreement, SES Americom shall comply in all material respects with all applicable laws, regulations, or orders of any governmental entity, including without limitation the FCC.

3.A(5) SES Americom (a) has filed, and will diligently prosecute, application(s) with the FCC to launch and operate the AMC-14 Satellite *** in geostationary orbit at the Orbital Location and (b) agrees to use reasonable commercial efforts to acquire and maintain all necessary governmental authorizations or permissions to operate the Satellite (including without limitation providing DBS Service) at the Orbital Location in a manner consistent with the Technical Performance Specifications and its Intended Use. SES Americom will comply in all material respects with all applicable FCC and other governmental and intergovernmental orders and regulations regarding the licensing and operation of the Satellite ***. SES Americom shall use all reasonable efforts to resist any move of the Satellite from the Orbital Location. In the event that SES Americom is required by order of the FCC to change the Orbital Location or because of an FCC order or for any other reason (provided that such order or such other reason is not caused solely by the acts or failures to act of Customer in compliance with its representations, warranties or covenants under this Agreement) does not have the right to operate the Satellite at the Orbital Location for the benefit of Customer in accordance with this Agreement and for its Intended Use, then, effective at the time the Service is terminated for the foregoing reason, Customer shall be entitled to terminate this Agreement without any further liability to SES Americom.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.


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3.A(6) *** .

3.A(7) SES Americom will use reasonable commercial efforts to enter into coordination agreements necessary for operation of the Satellite at the Orbital Location and the Alternate Orbital Location consistent with (a) SES Americom's obligations in Subsections 2.K(1)(c) and 2.K(6)(c) of the AMC-15 Agreement, (b) the Technical Performance Specifications, and (c) the Intended Use (the "Coordination Agreements") and, once executed, will not amend such coordination agreements in a way that would adversely impact Customer without Customer's prior written consent.

3.A(8) In accordance with requests made and instructions given by Customer, SES Americom shall use commercially reasonable efforts, at Customer's reasonable expense, to support Customer's efforts in obtaining any site licenses, earth station authorizations and other necessary FCC and other governmental authorizations to communicate with the Satellite for the Intended Use, provided that SES Americom shall have no duty or obligation whatsoever under this Subsection (8) to act or refrain from acting in any way that would materially adversely impact SES Americom.

3.A(9) ***

3.A(10) SES Americom's Program Management for the Satellite will apply the same degree of care as is normally applied by SES Americom to satellite construction efforts for the other satellites owned by SES Americom.

3.A(11) ***

3.A(12) SES Americom will not amend the Construction Contract in a way that would adversely impact Customer or terminate the Construction Contract without the express written concurrence of Customer, provided that Customer's concurrence shall not be required if notice has been given of the termination of this Agreement.

3.A(13) ***

3.B. CUSTOMER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Customer hereby represents, warrants and covenants to SES Americom as follows:

3.B(1) It is a corporation duly organized, validly existing and in good standing under the laws of Colorado. It is duly licensed or qualified to do business as a foreign corporation in all jurisdictions where the failure to be so qualified would materially adversely affect its ability to perform its obligations hereunder. It has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

3.B(2) The execution, delivery and performance (as provided herein) by Customer of this Agreement has been duly authorized by all requisite corporate action and will not violate any applicable provisions of law or any order of any court or agency of government and will not conflict with or result in a breach under (a) its Articles of Incorporation or By-Laws, or (b) any material agreement to which Customer is a party or by which it is bound.

3.B(3) Customer has not employed or authorized anyone to represent it as a broker or finder in connection with this Agreement.

3.B(4) In connection with Customer's performance under this Agreement, Customer shall comply in all material respects with all applicable laws, regulations, or orders of any governmental entity, including without limitation those governing content of transmissions and all FCC license requirements.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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3.B(5) Customer will properly illuminate and will use commercially reasonable efforts to cause third parties that Customer authorizes to use the Service to properly illuminate the Transponders.

3.B(6) Upon a written request therefor by SES Americom, but in no event more often than once per calendar year, Customer shall provide to SES Americom a certification duly executed by an officer of Customer, to the effect that Customer's net long term assets (as defined under GAAP) reflected on Customer's balance sheet for the immediately preceding calendar quarter exceed or are equal to $1.2 Billion.

3.B(7) ***

3.C. ECHOSTAR COMMUNICATIONS CORPORATION REPRESENTATIONS, WARRANTIES AND COVENANTS.

3.C(1) EchoStar Communications Corporation hereby represents, warrants, and covenants, solely with respect to the obligation set forth in Subsection (2) below, as follows:

              (a) It is a corporation duly organized, validly existing and in good standing under the laws of Nevada. It is duly licensed or qualified to do business as a foreign corporation in all jurisdictions where the failure to be so qualified would materially adversely affect its ability to perform its obligations hereunder. It has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

              (b) The execution, delivery and performance (as provided herein) by EchoStar Communications Corporation of the obligation set forth in Subsection
(2) below has been duly authorized by all requisite corporate action and will not violate any applicable provisions of law or any order of any court or agency of government and will not conflict with or result in a breach under (a) its Articles of Incorporation or By-Laws, or (b) any material agreement to which EchoStar Communications Corporation is a party or by which it is bound.

3.C(2) In the event that Customer's net long term assets (as defined under GAAP) reflected on Customer's balance sheet for any calendar quarter after the Effective Date are less than $1.2 Billion, then EchoStar Communications Corporation, or any successor entity thereto that is the ultimate parent of Customer, shall become, effective at the end of such calendar quarter, absolutely, irrevocably, unconditionally and continually obligated to SES Americom to perform fully and timely all of the payment and other obligations and covenants of Customer hereunder.

                       ARTICLE 4. SERVICE RESPONSIBILITIES

4.A. LAWS AND REGULATIONS GOVERNING SERVICE. Construction, launch, location and operation of the Satellite, SES Americom's satellite system and SES Americom's performance of all obligations pursuant to this Agreement are subject to all applicable laws and regulations, including without limitation ITAR, as amended, the Communications Act of 1934, as amended, the rules and regulations of the FCC, and coordination agreements with other operators and administrations.

4.B. USE CONDITIONS.

4.B(1) Customer will use the Service in accordance with (a) all applicable laws and regulations and (b) the conditions of use to be contained in a Commercial Operations Systems User's Guide to be agreed to by the parties (the "User's Guide"). Customer will not use the Service for any unlawful purpose, including violation of laws governing the content of material transmitted using the Service. If Customer's non-compliance with the preceding two sentences causes or threatens, or other circumstances arise from Customer's use of the Service which cause or threaten, damage to the Satellite, or if Customer's use of Service may reasonably result in the institution of criminal proceedings, or administrative proceedings that


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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may result in sanctions or other non-monetary remedies, against SES Americom,
SES Global SA, or any Affiliates of either entity, SES Americom may take actions (including suspension and/or restriction of Service) it reasonably believes necessary to ensure Customer's compliance with the User's Guide or SES Americom's compliance with law. SES Americom will provide Customer with advance notice as reasonably practicable prior to taking any such action; provided that the foregoing shall not preclude SES Americom from taking prompt action to preserve its interests. SES Americom will also provide continuous monitoring of the Satellite in accordance with generally accepted industry standards.

4.B(2) Customer shall be responsible for the failure of third parties (e.g., subcontractors) who Customer utilizes in conjunction with the Service ("Customer's Designees") to meet the requirements of Subsection (1) above as if such failures were actions of Customer.

***

                         ARTICLE 5. OPERATIONAL MATTERS

5.A. SERVICE ACCESS. Customer is responsible for providing, operating and maintaining the equipment necessary to access the Satellite and Service. At no additional cost to Customer, SES Americom shall be responsible for providing telemetry, tracking and control ("TT&C") service for the Satellite, and shall perform TT&C service on the same standards as applied by SES Americom to the rest of its satellite fleet. Customer at its expense shall provide SES Americom with any descrambling or decoding devices that may be required for signal monitoring. At a mutually agreed time, and prior to Customer transmitting from its earth station(s), Customer will demonstrate to SES Americom's designated Technical Operations Center that its earth station(s) comply with the satellite access specifications contained in the User's Guide.

5.B. ACTION TO PROTECT SATELLITE. SES Americom shall have sole and exclusive control of operation of the Satellite. If circumstances occur which in SES Americom's reasonable judgment pose a threat to the stable operation of the Satellite, SES Americom shall have the right to take action it reasonably believes necessary to protect the Satellite, including discontinuance or suspension of operation of the Satellite or any Transponder, without any liability to Customer, except as otherwise set forth in this Agreement, *** If the discontinuance or suspension of operation is permanent, then, if the discontinuance applies to the entire Satellite, it shall be treated as a Satellite Failure for purposes of Section 2.C, and if the discontinuance applies to particular Transponders, it shall be treated as a Partial Loss for purposes of Section 2.C. SES Americom shall give Customer as much notice as practical under the circumstances of any such discontinuance or suspension. If it becomes necessary to discontinue or suspend service on one or more Transponders on the Satellite, and operational circumstances allow SES Americom to select the Transponder or Transponders to be discontinued or suspended, SES Americom will consult with Customer and implement Customer's preferred course of action, such consultation to take place prior to action by SES Americom unless more immediate action is necessary.

5.C. CERTAIN OTHER OPERATIONAL MATTERS.

***

                           ARTICLE 6. INDEMNIFICATION

6.A. BY CUSTOMER. ***

6.B. BY SES AMERICOM ***

6.C. SURVIVAL. The provisions of this Article 6 shall survive expiration or termination of this Agreement indefinitely.

             ARTICLE 7. WARRANTY DISCLAIMER; LIMITATION OF LIABILITY


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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7.A. WARRANTY DISCLAIMER. ***

7.B. LIMITATION OF LIABILITY.

.................................................................................

7.C. SURVIVAL. The provisions of this Article 7 shall survive expiration or termination of this Agreement indefinitely.

                  ARTICLE 8. CONFIDENTIALITY AND NONDISCLOSURE

8.A. CERTAIN INFORMATION REGARDING SERVICE. Except for disclosures required by a court or governmental agency or to assignees permitted under Section 10.I, each party hereby agrees not to disclose to third parties (without the prior written consent of the other party) the material terms and conditions of this Agreement (including but not limited to the prices, payment terms, schedules, protection arrangements, and restoration provisions thereof), and all information provided to Customer and SES Americom related to the design and performance characteristics of the Satellite, and any subsystems or components thereof, including the Transponders). Notwithstanding the foregoing, Customer (and not SES Americom) may disclose to its third-party customers making use of the Service, and SES Americom (and not Customer) may disclose to its third party vendors and contractors providing services relating to the Satellite (including but not limited to insurance and launch service providers), the Technical Performance Specifications, the User's Guide, and the protection arrangements and restoration provisions of the Service.

8.B. PROPRIETARY INFORMATION. To the extent that either party discloses to the other any other information which it considers proprietary or is proprietary information of a third party, in written or tangible form, said party shall identify such information as proprietary when disclosing it to the other party by marking it clearly and conspicuously as proprietary information. Any proprietary disclosure to either party, if made orally, shall be identified as proprietary information at the time of disclosure, if the disclosing party wishes to keep such information proprietary under this Agreement. Any such information disclosed under this Agreement shall be used by the recipient thereof only in its performance under this Agreement.

       Neither party shall be liable for the inadvertent or accidental disclosure of such information marked as proprietary, if such disclosure occurs despite the exercising of the same degree of care as the receiving party normally takes to preserve and safeguard its own proprietary information (but not less than reasonable care) or if such information (1) is or becomes lawfully available to the public from a source other than the receiving party before or during the period of this Agreement, (2) is released in writing by the disclosing party without restrictions, (3) is lawfully obtained by the receiving party from a third party or parties without obligation of confidentiality, (4) is lawfully known by the receiving party prior to such disclosure and is not subject to any confidentiality obligations, or (5) is at any time lawfully developed by the receiving party completely independently of any such disclosure or disclosures from the disclosing party.

       In addition, neither party shall be liable for the disclosure of any proprietary information which it receives under this Agreement pursuant to judicial action or decree, or pursuant to any requirement of any Government or any agency or department thereof, having jurisdiction over such party, provided that in the reasonable opinion of counsel for such party such disclosure is required, and provided further that such party, to the extent reasonably practical, shall have given the other party notice prior to such disclosure.

       Customer and SES Americom agree to negotiate in good faith a three-party non-disclosure agreement with Vendor for information to be disclosed related to this Agreement.

8.C. SURVIVAL. The provisions of this Article 8 shall survive expiration or termination of this Agreement indefinitely.

                             ARTICLE 9. TERMINATION


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                                                                  Execution Copy


9.A. TERMINATION FOR DEFAULT. In addition to any rights of termination provided in other Articles of this Agreement, either party may terminate this Agreement (a "Termination for Default") by giving the other party written notice thereof in the event: (1) the other party materially breaches this Agreement (except for a breach of Article 8) and fails to cure such breach within thirty (30) days after receipt of written notice thereof (except that, if the breaching party fails to pay amounts due hereunder, such cure period shall be reduced to twenty
(20) days for the second and subsequent failures in any one calendar year, and, in lieu of termination, SES Americom may, in its sole discretion, suspend the provision to Customer of the Service, with no liability to Customer); or (2) the other party becomes insolvent or the subject of insolvency proceedings, including without limitation if the other party is judicially declared insolvent or bankrupt, or if any assignment is made of the other party's property for the benefit of its creditors or if a receiver, conservator, trustee in bankruptcy or other similar officer is appointed by a court of competent jurisdiction to take charge of all or any substantial part of the other party's property, or if a petition is filed by or against the other party under any provision of the Bankruptcy Code now or hereafter enacted, and such proceeding is not dismissed within sixty (60) days after filing, or if a petition is filed by the other party under any provision of the Bankruptcy Code now or hereinafter enacted.

9.B. TERMINATION FOR CONVENIENCE. At any time after the In-Service Date, Customer may terminate this Agreement for convenience (a "Termination for Convenience"), by written notice to SES Americom, provided at least *** days prior to the effective date of such termination, provided that, on the effective date of such termination, Customer shall pay to SES Americom an amount equal to *** The Termination Payment shall constitute Customer's sole obligation in the event of a Termination for Convenience, and, for the avoidance of doubt, Customer shall have no further duties or obligations to SES Americom hereunder, except as expressly set forth in Subsection 9.F(2), provided that, except as provided in Subsection 2.A(2), Customer understands and agrees that any attempt to recover some or all of the Option Payment at any time or pay less than the Termination Payment in connection with a Termination for Convenience would be a breach of this Agreement and entitle SES Americom to terminate the Agreement for breach under Section 9.A and recover the Termination Value.

9.C. TERMINATION FOR DELAY OR FORCE MAJEURE.

***

9.D. REFUNDS. In the event of the expiration of this Agreement pursuant to
Section 9.F(1), or in the event of termination by Customer or wrongful termination by SES Americom pursuant to this Agreement, SES Americom shall refund any portion of the MRC paid by Customer to SES Americom which relates to Service not provided by SES Americom, and no further MRC or other amounts shall be due for the period following expiration or termination. By way of clarification, this Section 9.D shall not limit Customer's rights under this Agreement, at law, in equity or otherwise, in the event of Termination for Default or otherwise by Customer.

9.E. TERMINATION LIABILITY. ***

9.F. EXPIRATION OF AGREEMENT/ SURVIVAL.

***

9.F(2) Neither party shall have any further obligations or liability to the other under this Agreement in the event of the termination or expiration of this Agreement in accordance with this Article 9, except for any obligations or liability (a) arising prior to such termination or expiration, (b) expressly arising upon or as a result of such termination or expiration, (c) expressly described in this Agreement as surviving such expiration or termination, or (d) arising as a result of or in connection with the representations and warranties in Article 3.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                                                                  Execution Copy


***

                         ARTICLE 10. GENERAL PROVISIONS

10.A. FORCE MAJEURE. If a Force Majeure Event under this Agreement has occurred and is continuing, then the performance obligations of the party directly affected by such Force Majeure Event under this Agreement shall be tolled for the duration of such Force Majeure Event and such party shall not be liable to the other by reason of any delay or failure in performance of this Agreement which arises out of such Force Majeure Event; provided that the party directly affected by such Force Majeure Event shall promptly take and continue to take all reasonable actions to abate such Force Majeure Event as soon as possible. If a payment is made late as a result of a Force Majeure Event (e.g., unscheduled closure of the banking settlement system), then interest at 30-day LIBOR shall be compounded monthly and paid from the due date until the date actually paid. If Service is unavailable as a result of a Force Majeure Event affecting the Satellite, then Customer's obligation to pay the MRC shall be suspended during such period Service is unavailable and shall resume upon the Service becoming available. A "Force Majeure Event" means acts of God, acts of the other party, acts of government authority, strikes or other labor disturbances, or any other cause beyond the reasonable control of that party, that (1) as to SES Americom, relates to or affects its ability to provide the Service, or (2) as to either party, relates to or affects that party's ability to make a payment.

10.B. NO IMPLIED LICENSE. The provision of services or the conveying of any information under this Agreement shall not convey any license by implication, estoppel or otherwise, under any patents or other intellectual property rights of Customer or SES Americom, SES Global SA, and their Affiliates, contractors and vendors (including Vendor).

10.C. NO THIRD-PARTY RIGHTS; NO FIDUCIARY RELATIONSHIP. Nothing contained in this Agreement shall be deemed or construed by the parties or by any third party to create any rights, obligations or interests in third parties; or to create the relationship of principal and agent, partnership or joint venture or any other fiduciary relationship or association among the parties.

10.D. NO WAIVER; REMEDIES CUMULATIVE. No waiver, alteration, or modification of any of the terms of this Agreement will be binding unless in writing and signed by all parties. All remedies and rights hereunder and those available in law or in equity shall be cumulative and the exercise by a party of any such right or remedy shall not preclude the exercise of any other right or remedy available under this Agreement in law or in equity.

10.E. COSTS AND ATTORNEYS' FEES. In any action brought with respect to this Agreement by one party hereto against the other party hereto, in addition to any other money damages awarded by a court of competent jurisdiction, the prevailing party shall be entitled to recover from the other party its reasonable costs, including reasonable attorneys' fees, in successfully bringing or defending against such action.

10.F. EXCLUSIVE JURISDICTION.

10.F(1) Each party hereby irrevocably and unconditionally (a) agrees that any suit, action or proceeding against SES Americom by Customer with respect to this Agreement shall be instituted only in the trial court of Princeton, New Jersey, or the U.S. District Court for the District of New Jersey (and appellate courts from any of the foregoing), as Customer may elect in its sole discretion, (b) agrees that any suit, action or proceeding against Customer by SES Americom with respect to this Agreement shall be instituted only in the trial court of Denver, Colorado, or the U.S. District Court for the District of Colorado (and appellate courts from any of the foregoing), as SES Americom may elect in its sole discretion, (c) consents and submits, for itself and its property, to the jurisdiction of such courts for the purpose of any such suit, action or proceeding instituted against it by the other, and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                                                                  Execution Copy


10.F(2) Each party hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any suit, action or proceeding pursuant to Subsection 10.F(1) may be effected by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address for notices pursuant to Section 1.E, such service to become effective 30 days after such mailing, provided that nothing contained in this Subsection 10.F(2) shall affect the right of either party to serve process in any other manner permitted by law.

10.F(3) Each party hereby irrevocably and unconditionally (a) waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court specified in clause (a) or clause (b) of Subsection 10.F(1) (as applicable), (b) waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and (c) agrees not to plead or claim either of the foregoing.

10.F(4) The provisions of this Section 10.F shall survive expiration or termination of this Agreement indefinitely.

10.G. SPECIFIC PERFORMANCE. Each party recognizes that any material breach of the terms of this Agreement would give rise to irreparable harm to the other party for which money damages would not be an adequate remedy, and accordingly agrees that, any term of this Agreement to the contrary notwithstanding, in addition to all other remedies available to it, each party shall be entitled to enforce the terms of this Agreement by a decree of specific performance against the other party, in each case without the necessity of proving the inadequacy of money damages, provided that Customer shall not be entitled to receive the benefit of such specific performance with respect to any action by SES Americom that would: (1) pose or allow to remain a threat to the health and stable operation of the Satellite; or (2) result in a violation by SES Americom of any applicable law or regulation, or any coordination agreement or requirement. Such remedy shall not be deemed the exclusive remedy for breach of this Agreement, but shall be in addition to all other remedies that a party may have at law, in equity, under contract or otherwise. The provisions of this Section 10.G shall survive expiration or termination of this Agreement indefinitely.

10.H. HEADINGS; SEVERABILITY; CUSTOMER PURCHASE ORDERS. All titles and headings in this Agreement are for reference purposes only; they will not affect the meaning or construction of the terms of this Agreement. If any part or parts of this Agreement are held to be invalid, the remaining parts of the Agreement will continue to be valid and enforceable. Customer agrees that any purchase order or other similar document that Customer may issue in connection with this Agreement will be for Customer's internal purposes only and, therefore, even if acknowledged by SES Americom, will not in any way add to, subtract from, or in any way modify the terms and conditions of this Agreement.

10.I. ASSIGNMENT. ***

10.J. INTER-PARTY WAIVER. Customer, on behalf of itself and its officers, employees, Affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Services Agreement for a launch, modified so as to apply to Customer and the launch services provider. SES Americom likewise, on behalf of itself and its officers, employees, Affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Services Agreement for a launch, modified so as to apply to SES Americom and the launch services provider. In no event shall such inter-party waiver and related indemnity provisions have any effect on the rights, obligations and liabilities of and between Customer and SES Americom under this Agreement.

10.K. PUBLICITY. Neither party shall in any way or in any form publicize or advertise in any manner this Agreement or the Services to be provided pursuant to this Agreement without the express written approval (which shall not be unreasonably withheld) of the other party, obtained in advance, for each item of advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters,


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                                                                  Execution Copy


correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent either party from providing the FCC, or any other governmental agency, information concerning this Agreement as required by law or in response to a request for information by such governmental agency. Notwithstanding the foregoing, either party may refer to the fact that SES Americom is providing the Service to Customer without the other party's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement (positive or negative) of any product or service.

10.L. ITAR. Information exchanged under this Agreement may be subject to U.S. export control laws and regulations, such as the U.S. International Traffic in Arms Regulations ("ITAR") or the Export Administration Act. The parties agree that information subject to the export control laws and regulations shall not be disclosed or transferred to a third party without first obtaining written approval from the disclosing party and complying with all applicable U.S. export control laws and regulations.

10.M. ENTIRE AGREEMENT. This Agreement contains the entire and exclusive understanding between the parties concerning the subject matter hereof and supersedes all prior communications and understandings between them relative to the subject matter hereof.

                             ARTICLE 11. DEFINITIONS

         As used in this Agreement:

***

A. "Affiliate" means, with respect to a party, any person or entity (1) 10% or more of the capital securities which on an as-converted basis are owned by, or (2) directly or indirectly controlling, controlled by, or under common control with, such party at the time when the determination of affiliation is being made. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to a person or entity, shall mean the possession, directly or indirectly, of the power to (a) direct or cause the direction of management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise, or (b) select a majority of the Board of Directors of such person or entity.

B.       "Agreement" shall have the meaning specified in Section 1.A.

C.       ***

D.       "AMC-14 Satellite" shall have the meaning specified in Section 1.A.

***

E. "AMC-15 Agreement" shall mean the Satellite Service Agreement among the parties effective as of March 21, 2003, as previously amended by Amendment #1 effective as of July 10, 2003, and as such agreement may be amended in the future from time to time in accordance with its terms.

F. "AMC-15 Satellite" shall have the meaning specified in Section 1.A of the AMC-15 Agreement.

***

G. "Business Day" means Monday through Friday, 8:30 a.m. to 5:00 p.m. (local time in New York City, New York) exclusive of banking holidays observed in New York City.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                                                                  Execution Copy


H.       "Construction Contract" shall have the meaning specified in Section
         1.A.

I.       "Continuation Payments" shall have the meaning specified in Section
         9.G.

J. "Coordination Agreements" shall have the meaning specified in Subsection 3.A(7).

K.       "Customer" shall have the meaning specified in the preamble paragraph.

***

L.       "Customer's Designees" shall have the meaning specified in Subsection
         4.B(2).

M. "DBS Service" shall mean direct-to-home video services provided to residential and/or commercial subscribers ***

N.       "EIRP" shall mean the effective isotropic radiated power.

O. "End-of-Life" means the date on which, in SES Americom's reasonable judgment, a satellite should be taken out of service because of insufficient fuel.

P. "Effective Date" shall have the meaning specified in the preamble paragraph.

Q.       "Extended Term" shall have the meaning specified in Section 1.C.

***

R.       "Force Majeure Event" shall have the meaning specified in Section 10.A.

***

S. "In-Service" means that the Satellite *** is deployed in an SES Orbital Location or a Customer Orbital Location, and, following SES Americom testing and verification of the entire Satellite, SES Americom determines in its reasonable business judgment that the Satellite or all usable capacity thereof, is ready for commercial operation in accordance with the applicable Technical Performance Specifications, provided that the Satellite is not a Satellite Failure. SES Americom agrees that it shall provide written notice of such determination to Customer on the date that SES Americom makes its determination.

T. "In-Service Date" means the date on which the Satellite *** is In-Service.

U.       "Incremental Costs" shall have the meaning specified in Subsection
         2.G(7).

V.       "Initial Period" shall have the meaning specified in Subsection 2.I(1).

***

W.       "ITAR" shall have the meaning ascribed to that term in Section 10.L.

X.       "ITU" means the International Telecommunications Union.

Y. "Launch Service Agreement" means the agreement to be executed between SES Americom and a launch provider for the launch of the Satellite.

***


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                                                                  Execution Copy


Z.       "MRC" shall have the meaning specified in Section 2.B.

***

AA.      "Orbital Location" shall have the meaning specified in Section 1.A.

BB. "Partial Loss" shall mean any failure of a Transponder to operate in accordance with the Technical Performance Specifications that does not result in a Satellite Failure.

***

CC. "Prime Rate" shall mean the "prime rate" of interest as shown in the Money and Investing Section of the Wall Street Journal as of the applicable date.

***

DD.      "Satellite" shall mean the AMC-14 Satellite ***

***

EE.      "Service" shall have the meaning specified in Section 1.A.

FF.      "Service Term" shall have the meaning specified in Section 1.C.

GG. "SES Americom" shall have the meaning specified in the preamble paragraph.

***

HH. "Technical Performance Specifications" shall have the meaning specified in Subsection 1.B(1).

II.      "Termination for Convenience" shall have the meaning specified in
         Section 9.B.

JJ.      "Termination for Default" shall have the meaning specified in Section
         9.A.

KK.      "Termination Payment" shall have the meaning specified in Section 9.B.

LL.      "Termination Value" shall have the meaning specified in Section 9.E.

MM. "Transponder" means a communication path by which a signal is transmitted using the Satellite.

NN.      "TT&C" shall have the meaning specified in Section 5.A.

OO.      "User's Guide" shall have the meaning specified in Subsection 4.B(1).

***

This Agreement contains the complete and exclusive understanding of the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements between the parties with respect thereto. To the extent that any Attachment may be inconsistent with the text of the Agreement, the text of the Agreement shall control.


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

                                                                  Execution Copy


ECHOSTAR SATELLITE CORPORATION            SES AMERICOM, INC., as agent for
                                          SES AMERICOM CALIFORNIA, INC.
                                          and SES AMERICOM COLORADO, INC.

By:                                       By:
    ---------------------------------         ----------------------------------
(Signature)                               (Signature)

Name:                                     Name:
      -------------------------------           --------------------------------
(Typed or Printed Name)                   (Typed or Printed Name)

Title:                                    Title:
       ------------------------------            -------------------------------

ECHOSTAR COMMUNICATIONS CORPORATION,
solely as to the obligation set forth
in Section 3.C of this Agreement

By:
    ---------------------------------
(Signature)

Name:
      -------------------------------
(Typed or Printed Name)

Title:
       ------------------------------


***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.